UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

CREDIT ONE FINANCIAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒           No fee required

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(3)                  (3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) (4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CREDIT ONE FINANCIAL, INC.

80 Wall Street, Suite 818

New York, NY 10005

December 2, 2009

Dear Stockholder:

On behalf of the Board of Directors and management of Credit One Financial Inc., we cordially invite you to attend our Annual Meeting of Stockholders to be held at our principal executive offices at 80 Wall Street, Suite 818, New York, New York, 10005, on January 8, 2010, at 10:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting.  Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy as soon as possible in the envelope provided.  If you attend the Annual Meeting, which we hope you will, you may vote in person even if you have previously mailed your proxy card.

Sincerely,

/s/Dicky Cheung
Chairman and Chief Executive Officer

CREDIT ONE FINANCIAL, INC.

80 Wall Street, Suite 818

New York, NY 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 8, 2010

To the Stockholders of Credit One Financial, Inc.:

The Annual Meeting of Credit One Financial, Inc., a Florida corporation (the “Company”), will be held on January 8, 2010 at 10:00 a.m., local time, at its principal executive offices at 80 Wall Street, Suite 818, New York, New York, 10005, to consider and act upon the following matters:

1.	To elect one person to serve as director of the Company for one year term and until his successor is elected and qualified.

2.	To amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 110 million to 500 million.

3.	To ratify the selection of Berman, Hopkins, Wright & LaHam, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting; however, only stockholders of record at the close of business on December 1, 2009, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof.  Regardless of whether you plan to attend the meeting, please mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope as soon as possible.  If you attend the Annual Meeting in person, you may revoke your proxy and vote in person.  Attendance at the meeting does not of itself revoke your proxy.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on January 8, 2010.  The Notice, Proxy Statement, the Annual Report for the year ended December 31, 2008, and the accompanying proxy card are being mailed to stockholders on or about December 16, 2009.

In order to assure your representation at the Annual Meeting, you are requested to complete a proxy as promptly as possible.

By Order of the Board of Directors

/s/Dicky Cheung
Dated: December 2, 2009	Secretary

CREDIT ONE FINANCIAL, INC.

80 Wall Street, Suite 818

New York, New York 10005

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

January 8, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Credit One Financial, Inc. (hereinafter “we,” “us,” “our” or the “Company”) for use at the Annual Meeting of Stockholders to be held on January 8, 2010 (the “Annual Meeting”) at 10:00 a.m., local time, at our principal executive offices at 80 Wall Street, Suite 818, New York, New York, 10005, and any adjournments thereof. The enclosed proxy is solicited on behalf of our Board of Directors. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about December 16, 2009.

Stockholders Entitled to Vote

Only stockholders of record as of December 1, 2009 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. As of that date, 107,781,150 shares of our common stock, $0.001 par value, were outstanding and eligible to be voted. The holders of common stock are entitled to one vote per share on any proposal presented at the Annual Meeting.  Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

Vote Required for Approval

Election of Directors.  In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he or she has been nominated. As a result, those persons nominated for election who receive the largest number of votes will be elected as directors.  No shareholder has the right to vote his or her shares cumulatively in the election of directors.

Amendment of the Company’s Articles of Incorporation.  Approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 110 million to 500 million requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal.  Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock.

Ratification of the Registered Independent Public Accounting Firm. The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting on the matter at the Annual Meeting is necessary to ratify the selection of Berman, Hopkins, Wright & LaHam, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the ratification of the selection of the independent registered public accounting firm.

The persons named as proxies are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

Our Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Voting Shares Registered Directly in the Name of the Stockholder

Our transfer agent, Island Stock Transfer, will mail all Proxy Materials to stockholders with shares registered directly in their name in stock records maintained by our transfer agent.  Stockholders may vote their shares by mailing a signed proxy card.

Voting Shares Registered in the Name of a Brokerage Firm or Bank

Stockholders with shares registered in the name of a brokerage firm or bank should consult the information provided by their bank, broker or other holder of record for information on how they may vote their shares.

Revocation of Proxies Previously Submitted

A stockholder may revoke a proxy previously submitted by mail by notifying our Corporate Secretary in writing that the proxy has been revoked or by voting in person at the Annual Meeting.

Solicitation

The Company will pay the cost of soliciting proxies. Our officers and employees may use their personal efforts to make additional requests for the return of proxies by telephone, mail or otherwise and may receive proxies on our behalf. They will receive no compensation for making any solicitations. We expect to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not know of any matters, other than those set forth in the foregoing Notice of Annual Meeting of Stockholders, that may be brought before the Annual Meeting.  If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

The Company Board has nominated one person named below for election as director to serve for one-year term, or until his resignation, retirement, removal or disqualification or until his successor is elected and qualified.

The following table sets forth for the nominee to be elected at the Annual Meeting the name, age, position and term of directorship as applicable.

Name	Age	Positions Held	Director Since

Dicky Cheung	38	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	2007

Mr. Dicky Cheung has been the Company's President, CEO, CFO, Secretary and the sole Director since July 24, 2007.  Mr. Cheung has been President of Companhhia Internacional Tek Tat Limitada, a privately held company located in Macau, since its formation in 2007.  Since 2002, Mr. Cheung has been a self-employed stock and bond investor.

Corporate Governance

Our corporate governance practices represent our firm commitment to corporate ethics, compliance with laws, financial transparency and reporting with objectivity and integrity.

Business Code of Ethics

A Business Code of Ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•

Compliance with applicable governmental laws, rules and regulations;

•

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•

Accountability for adherence to the code.

We intend to formally adopt a written corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and employees in the near future.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified.  Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors shall have been elected and qualified.  Presently, Directors are not compensated for their services.

Audit Committee and Financial Expert

Currently we do not have an Audit Committee.  Our sole director performs the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no financial expert.  We believe the cost related to retaining a financial expert at this time is prohibitive.  Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Director Independence, Nominating and Compensation Committees

We do not have standing Nominating or Compensation committees. Our Board of Directors performs the functions that would otherwise be delegated to such committees.  We have elected not to have a Nominating or Compensation Committee at this time in that we are a development stage company with limited operations and resources.  We anticipate that we will seek qualified independent directors to serve on the Board and ultimately form standing Audit, Nominating and Compensation committees.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member of the Board by mail. To communicate with the Board, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Credit One Financial, Inc., 80 Wall Street, Suite 818, New York, NY 10005.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of the nominee listed above.

PROPOSAL NO. 2

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK

On November 27, 2009, our Board of Directors approved an amendment to Article III, Capital Stock, of our Articles of Incorporation to increase the number of authorized shares of common stock of Credit One Financial, Inc. from 110 million to 500 million.  Such approval by the Board is subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock.  A copy of the proposed amendment increasing authorized common stock is attached to this Proxy Statement as Annex A.

Increase in Authorized Common Stock

The Board of Directors recommends that the stockholders approve the proposed amendment because it considers such amendment to be in the best long-term and short-term interests of the Company, its stockholders and its other constituencies.  The proposed increase in the number of authorized shares of common stock will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, equity offerings, acquisitions, stock dividends, stock incentive plans, and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes without delay will be beneficial to the Company by providing it with the flexibility to consider and respond to future business opportunities and needs as they arise.  The availability of such additional shares will also enable us to act promptly when the Board of Directors determines that the issuance of additional shares of common stock is advisable.  It is possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares currently outstanding.

We are exploring strategic alternatives to strengthen the company’s capital position and enhance long-term stockholder value, but we do not currently have any agreements, arrangements, commitments or understandings with respect to the issuance of any additional shares of our common stock that would be authorized upon approval of the proposed amendment.  However, as described below, we have a relatively small number of authorized but unissued shares that are not already reserved for issuance, and if the proposed amendment is not approved, our flexibility to pursue potential future transactions involving our stock will be limited.

Under our Articles of Incorporation, we currently have authority to issue 110 million shares of common stock, par value $0.001 per share, of which 107,781,150 shares were issued and outstanding as of November 30, 2009. Thus, approximately 2,218,850 shares were available for issuance on such date.

There are no preemptive rights with respect to our common stock.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of the adoption of the amendment to the Articles of Incorporation to increase the number of authorized shares of our common stock from 110 million to 500 million.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board has selected Berman, Hopkins, Wright & LaHam, LLP as its independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010. Berman, Hopkins, Wright & LaHam, LLP has acted as the Company’s independent registered public accounting firm since October 2005. If the stockholders do not ratify the Board’s selection of Berman, Hopkins, Wright & LaHam, LLP as our independent registered public accounting firm for fiscal 2009, the Board will reconsider the matter at its next meeting.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Berman, Hopkins, Wright & LaHam, LLP for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees	$18,544	$18,155
Audit-Related Fees	-	-
Tax Fees	-	1,742

Total Fees	$18,544	$19,897

Audit Fees. Consists of fees billed for professional services rendered for the audit of our financial statements for the fiscal years ended December 31, 2008 and 2007, and for reviews of the interim financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees.  None.

Tax Fees. Consists of fees billed for represent fees for preparation of our federal and state tax returns.

Audit Committee Pre-Approval Policy

Currently we do not have an Audit Committee. Our Board of Directors has reviewed and discussed with Berman Hopkins the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the Company's 2008 and 2007 fiscal years. Our Board has also discussed with Berman Hopkins the matters required to be discussed pursuant to Public Company Accounting Oversight Board Standards and to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

Our Board has received and reviewed the written disclosures and the letter from Berman Hopkins required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Berman Hopkins its independence from the Company.

Our Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

Our Board pre-approved all of the fees described above.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the selection of Berman, Hopkins, Wright & LaHam, LLP as our independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, to the best of our knowledge, certain information regarding our beneficial stock ownership as of December 1, 2009, by:  (a) each of our directors, and executive officers, (b) all current directors and executive officers as a group, and (c) each stockholder known by us, based solely upon a review of filings made with the SEC, to be the beneficial owner of more than 5% of our outstanding common stock.  Except as otherwise indicated, each person listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him.  None of the shares are pledged as security for indebtedness unless otherwise indicated.

Name	Number of Shares of Common Stock		Percentage (1)(2) Of Common Stock Owned

Directors and Executive Officers:

Dicky Cheung	34,672,705	(3)	32.2%

All executive officers and directors as a group (one person)	34,672,705		32.2%

(1)

Except as otherwise noted herein, percentage is determined on the basis of 107,781,150 shares of the Company’s common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of common stock subject to currently exercisable options.  Unless otherwise indicated, the address of each person is c/o Credit One Financial, Inc., 80 Wall Street, New York, NY 10005.

(2)

The Company has not granted any stock options or warrants to purchase shares of its common stock, and the Company has not issued and does not have any securities outstanding that may be converted into its common shares or have any rights convertible or exchangeable into shares of the Company’s common stock.

(3)	All shares are held by a corporation of which he is a controlling shareholder

EXECUTIVE COMPENSATION

The following tables set forth the compensation of the Company's executive officers during the last two fiscal years:

Summary Compensation Table

						Non- Equity	Nonqualified
						Incentive	Deferred	All
Name and				Stock	Option	Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Dicky Cheung	2008	12,000	-	-	-	-	-	-	12,000
CEO and	2007	6,000	-	-	-	-	-	-	6,000
President

At the end of the last completed fiscal year, there were no "most highly compensated executive officers" as that term is defined in Item 402(a)(2) of Regulation S-K and there were no additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as our executive officer.

Outstanding Equity Awards at Fiscal Year-End Table

The Company does not have any equity incentive plans. No option or stock awards have been granted to any of our executive officers or directors since our inception. Pursuant to Item 402(a)(4) of Regulation S-K, the Outstanding Equity Awards at Fiscal Year-End Table is omitted because there has been no compensation awarded to, earned by, or paid to any of the named executive officers or directors required to be reported in that table.

Benefits

Currently we do not provide benefits to our executive officers and employees, including health, dental and vision insurance, short-term and long-term disability, life insurance and a 401(k) plan.

Compensation of Directors

The members of the Board of Directors are not compensated by us for their service as members of the Board of Directors, but may be reimbursed for reasonable expenses incurred in connection with attendance of meetings of the board of directors. There are no arrangements pursuant to which directors are or will be compensated in the future for any services provided as a director.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

The Company has not entered employment agreements with its executive officers. There are no compensatory plans or arrangements, including payments to be received from us, with respect to a named executive officer, if such plan or arrangement would result from the resignation, retirement or any other termination of such executive officer's employment with us or form a change-in-control of us or a change in the named executive officer's responsibilities following a change-in-control.

Certain Relationships and Related Transactions

There is no material relationships between the Company and its current directors and executive officers other than the transactions and relationships described below.

On July 24, 2007, Companhhia Internacional Tek Tat Limitada, a company controlled by Dicky Cheung, our President & CEO, acquired an aggregate of 3,882,438 shares, or approximately 49.9%, of the Company's issued and outstanding common stock, from former directors and officers of the Company, for the aggregate cash purchase price of approximately $349,521.

On July 25, 2007, the Company issued to Dicky Cheung, the President and CEO of the Company, a promissory note, in the principal amount of $20,000 in consideration for a $20,000 cash loan made by Mr. Cheung to the Company. Interest on the note accrues at the rate of 5% per year.  Pursuant to the terms of the note, the entire principal sum and all accrued interest was due on or before January 30, 2008.

On September 25, 2007, the Company issued to Dicky Cheung, the President and CEO of the Company, a promissory note, in the principal amount of $100,000 in consideration for a $100,000 cash loan made by Mr. Cheung to the Company. Interest on the note accrues at the rate of 5% per year.  Pursuant to the terms of the note, the entire principal sum and all accrued interest was due on or before March 25, 2008.

On October 5, 2007, the Company issued to Dicky Cheung, the President and CEO of the Company, a promissory note, in the principal amount of $500,000 in consideration for a $500,000 cash loan made by Mr. Cheung to the Company. Interest on the note accrues at the rate of 5% per year.  Pursuant to the terms of the note, the entire principal sum and all accrued interest was due on or before April 4, 2008.

On April 2, 2008, the above three notes were extended under the same terms and conditions. On December 22, 2008, all three notes and accrued interest in a total amount of $653,708 were converted into the equity shares of the Company at $0.03 per share. At the same time, Mr. Cheung purchased additional 9 million shares of the Company's common stock at a purchase of $0.03 per share.

STOCKHOLDER PROPOSALS AND NOMINATIONS

To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2010 Annual Meeting of Stockholders, proposals of stockholders must be received at our principal executive offices not later than October 1, 2010 and must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in our proxy statement for that meeting.  Proposals of stockholders intended for presentation at our 2010 Annual Meeting of Stockholders (but not intended to be included in the proxy statement for that meeting), as well as any shareholder recommendations for nominees to serve as directors of the Company, must be received no earlier than September 5, 2010 and no later than October 1, 2010. In order to curtail any controversy as to the date on which a proposal is received by us, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to the attention of our Corporate Secretary.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/Dicky Cheung
Secretary

Dated: December 2, 2009

ANNEX A

PROPOSED AMENDMENT TO ARTICLE III OF THE ARTICLES OF

 AMENDMENT TO ARTICLES OF INCORPORATION OF

 CREDIT ONE FINANCIAL, INC. INCREASING AUTHORIZED COMMON STOCK,

AS APPROVED BY THE BOARD OF DIRECTORS
ON NOVEMBER 27, 2009

RESOLVED, that, subject to the approval by the affirmative vote of the holders of a majority of the issued and outstanding common stock of the Corporation, the Article III of the Articles of Incorporation of the Corporation shall be amended to read as follows:

ARTICLE III     CAPITAL STOCK.  The maximum number of shares of stock that this Corporation is authorized to have outstanding at any one time is Five Hundred Million (500,000,000) shares of common stock having a par value of $0.001 per share.

CREDIT ONE FINANCIAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 8, 2010

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope provided.

The undersigned hereby appoints Dicky Cheung with full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all shares of common stock of Credit One Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday, January 8, 2010, at Credit One Financial’s principal executive offices at 80 Wall Street, Suite 818, New York, New York 10005, and at any and all adjournments thereof:

1.	ELECTION OF DIRECTOR. To elect Dicky Cheung as a Director to serve for one-year term and until his successor is elected and qualified.

o FOR                      o AGAINST                      o ABSTAIN

2.

AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK. To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to from 110 million shares to 500 million shares.

o FOR                      o AGAINST                      o ABSTAIN

3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the selection of Berman, Hopkins, Wright & LaHam, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009

o FOR                      o AGAINST                      o ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

Dated: ________________, 20___

(Print Name)

(Signature of Stockholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY TO CREDIT ONE FINANCIAL, INC. IN THE ENCLOSED ENVELOPE. THANK YOU.